UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) July 23, 2003

AFLAC INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File No. 1-7434

GEORGIA	58-1167100

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia	31999

(Address of principal executive offices)	(Zip Code)

706-323-3431

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     AFLAC Incorporated is providing its Second Quarter Report to Shareholders dated July 23, 2003 herein as Exhibit 99 for reporting under Items 9 and 12.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFLAC INCORPORATED

/s/ Ralph A. Rogers, Jr. (Ralph A. Rogers, Jr.) Senior Vice President, Financial Services Chief Accounting Officer	July 23, 2003

EXHIBITS FILED WITH CURRENT FORM 8-K:

     99 — Second Quarter Report to Shareholders of AFLAC Incorporated dated July 23, 2003.